Dear Shareholders:
--------------------------------------------------------------------------------

    The Lexington SmallCap Value Fund appreciated by 17.5%* for the year ending December 31, 1996. The unmanaged Russell 2000 Index of domestic small capitalization companies (the "Index") rose 16.4% for 1996. The average small company growth fund, according to Lipper Analytical Services, Inc., rose 20.1% during 1996.

    Broad recovery in prices of existing holdings benefitted performance rather than any major re-structuring of the portfolio in the second half of 1996. Many of our issues had been severely impacted during the small stock correction in the second and third quarters. In general, quarterly earnings reports provided positive surprises for our companies and resulted in renewed investor attention.

    The fourth quarter of 1996 witnessed a welcome rebound for the small capitalization stock market segment after its severe mid-year swoon. The Index gained over 5%. However, the "bigger is better" theme once again prevailed since the larger cap unmanaged Standard and Poor's Stock Price Index ("S&P 500") rose over 8%. As the year ended, many of the more popular market measures like the unmanaged Dow Jones Industrial Average, S&P 500, and NASDAQ Indices reached record high levels. Meanwhile, the Index proxy for smaller companies failed to fully recover and could not match its peak set back in May.

    Against this favorable-albeit tempered-backdrop, the Fund enjoyed the best absolute and relative performance in its short, four quarter history. Our observation from past experience is that portfolios such as this one tend to gain ground as it seasons. As investors in severely depressed and neglected issues, longer term patience benefits performance more than short-term oriented, momentum stocks. We adhere strictly to the former strategy.

Outlook and Strategy

    Some portfolio characteristics may be of interest. At year-end, there were 48 individual domestic holdings in the Fund. The largest economic sector of the eleven in which we had representation was Healthcare. It also had the largest overweighting at 13% relative to the Index. The largest underweighted sector in the portfolio was Financial Services.

    The largest single holding, a ready-to-assemble furniture company, O'Sullivan Industries, accounted for 3.4% of the portfolio. The 10 largest positions together accounted for 28.7% of the total. Cash reserves were slightly higher than 2%. The median market capitalization was $344 million, slightly below the Index median of $360 million. The average price to book value ratio was 1.5 times compared to 2.5 times for the Index. In short, we maintained our strategy of a fully-invested, widely-diversified portfolio comprised of cheaper valued, domestic smallcap equities.

    As 1997 unfolds, we see several factors present that could be positive for small cap stock investors. More widely followed indices like the Dow Jones Industrials and NASDAQ have been popular due to their liquid, large-cap, quality stock components. The perception that their prospects will be more challenged in a slower growth economy with a continued stronger dollar may cause a gravitation into smaller capitalization strata. Any tax reform legislation that cuts long-term capital gains rates would also benefit small stocks. Finally, historical trends favor our universe since the widely chronicled small cap stock return premiums have not been earned over the past couple of years. We continue to regard "regression the norm" as a powerful trend.

    Whatever transpires, we understand that selectivity remains crucial since the small cap market is relatively thinly traded and unforgiving when disappointed. We appreciate your continued support and welcome the opportunity to discuss any questions you may have about your investment.

                                   Sincerely,

Robb W. Rowe, CFA        Dennis J. Hamilton, CFA       Robert M. DeMichele
Portfolio Manager        Portfolio Manager             President
February, 1997           February, 1997                February, 1997


                                 CHART/BEGIN
            Printed version of this shareholder report contains a graphic chart indicating the comparison of change in value of a $10,000 investment in Lexington SmallCap Value Fund, Inc., and the unmanaged Russell 2000 Index from 1/2/96 through 12/31/96
                                  CHART/END


*17.50% is the since commencement (1/2/96) average annual standard total return for the period ended December 31, 1996. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance and is not predictive of future results.

Lexington SmallCap Value Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996

     Number
       of                                                                Value
     Shares                        Security                             (Note 1)
--------------------------------------------------------------------------------

                  Common Stocks: 98.4%

                  Capital Equipment: 5.5%
     9,200        Detroit Diesel Corporation1 .......................  $ 211,600
     9,000        Giddings & Lewis, Inc.1 ...........................    117,000
     5,000        Watts Industries, Inc. ............................    119,375
                                                                       ---------
                                                                         447,975
                                                                       ---------
                  Construction & Housing: 1.5%
     6,000        Granite Construction, Inc. ........................    117,000
                                                                       ---------

                  Consumer-Durable Goods: 6.8%
    13,500        Ampco-Pittsburgh Corporation ......................    162,000
     3,700        Bio-Rad Laboratiories, Inc. "A"1 ..................    111,000
    19,700        O'Sullivan Industries Holdings, Inc.1 .............    275,800
                                                                       ---------
                                                                         548,800
                                                                       ---------

                  Consumer-Non-Durable Goods: 3.9%
     3,900        Canandaigua Wine Company, Inc. "A"1 ...............    110,906
     6,700        Paragon Trade Brands, Inc.1 .......................    201,000
                                                                       ---------
                                                                         311,906
                                                                       ---------

                  Electrical and Electronics: 12.6%
    26,000        American Software, Inc.1 ..........................    164,125
    22,000        Asante Technologies, Inc.1 ........................    105,875
    45,000        Dataware Technologies, Inc.1 ......................    135,000
    16,500        Intergraph Corporation1 ...........................    171,187
    10,700        Progress Software Corporation1 ....................    212,662
     6,600        Sequent Computer Systems, Inc.1 ...................    116,737
     8,700        Telxon Corporation ................................    107,663
                                                                       ---------
                                                                       1,013,249
                                                                       ---------

                  Energy Sources: 3.9%
    24,700        Patina Oil & Gas Corporation1 .....................    228,475
     4,400        Western Gas Resources, Inc. .......................     84,700
                                                                       ---------
                                                                         313,175
                                                                       ---------

                  Financial Services: 6.4%
     6,200        John Alden Financial Corporation ..................    114,700
    16,940        National Auto Credit, Inc. ........................    203,280
    11,800        Titan Holdings, Inc. ..............................    194,700
                                                                       ---------
                                                                         512,680
                                                                       ---------

Lexington SmallCap Value Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

     Number
       of                                                                Value
     Shares                        Security                             (Note 1)
--------------------------------------------------------------------------------

                  Health & Personal Care: 8.9%
     9,000        Alpharma, Inc. ....................................  $ 128,250
    76,300        Laboratory Corporation of America Holdings1 .......    219,363
    12,700        NBTY, Inc.1 .......................................    240,506
    55,800        Staff Builders, Inc. "A"1                              129,909
                                                                       ---------
                                                                         718,028
                                                                       ---------

                  Health Care Diversified: 1.5%
     9,100        Sun Healthcare Group, Inc.1 .......................    122,850
                                                                       ---------

                  Health Care Miscellaneous: 5.0%
    14,800        Carter-Wallace, Inc. ..............................    231,250
     7,000        Integrated Health Services, Inc. ..................    170,625
                                                                       ---------
                                                                         401,875
                                                                       ---------

                  Health Equipment And Services: 5.0%
    20,000        NovaCare, Inc.1 ...................................    220,000
    12,200        OEC Medical Systems, Inc.1 ........................    183,000
                                                                       ---------
                                                                         403,000
                                                                       ---------

                  Manufacturing-Diversified Industries: 1.6%
    22,400        United Industrial Corporation .....................    131,600
                                                                       ---------

                  Materials: 8.9%
     6,400        ACX Technologies, Inc.1 ...........................    127,200
     9,800        Coeur D'Alene Mines Corporation ...................    148,225
    15,100        Phillips-Van Heusen ...............................    217,063
    12,500        Pillowtex Corporation .............................    225,000
                                                                       ---------
                                                                         717,488
                                                                       ---------

                  Merchandising: 3.6%
    13,900        Cyrk International, Inc.1 .........................    181,569
    13,000        Handleman Company .................................    110,500
                                                                       ---------
                                                                         292,069
                                                                       ---------

                  Retail: 2.6%
    24,500        Cash America International, Inc. ..................    208,250
                                                                       ---------

Lexington SmallCap Value Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1996 (continued)

     Number
       of                                                                Value
     Shares                        Security                             (Note 1)
--------------------------------------------------------------------------------

                  Services: 7.6%
    41,200        Interface Systems, Inc.1 .......................... $  185,400
    11,500        International Technology1 .........................     97,750
    14,800        Spelling Entertainment Group, Inc.1 ...............    109,150
    22,500        Transitional Hospital Corporation1 ................    216,563
                                                                      ----------
                                                                         608,863
                                                                      ----------

                  Telecommunications: 2.3%
    12,600        California Microwave, Inc.1 .......................    185,850
                                                                      ----------

                  Transportation: 5.8%
     8,500        Alaska Air Group, Inc.1 ...........................    178,500
    14,000        America West Airlines, Inc.1 ......................    222,250
     4,800        Yellow Corporation1 ...............................     69,600
                                                                      ----------
                                                                         470,350
                                                                      ----------

                  Utilities: 5.0%
    13,500        Forest Oil Corporation1 ...........................    236,250
    52,000        Kaneb Services, Inc.1 .............................    169,000
                                                                      ----------
                                                                         405,250
                                                                      ----------

                  Total Investments: 98.4%
                  (cost $6,942,240+) (Note 1) .......................  7,930,258


                  Other assets in excess of liabilities: 1.6% .......    130,966
                                                                      ----------

                  Total Net Assets: 100.0%
                    (equivalent to $11.73 per share on 687,232
                    shares outstanding) ............................. $8,061,224
                                                                      ==========
1Non-income producing security.
+Aggregate cost for Federal income tax purposes is $6,942,509.

    The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Value Fund, Inc.
Statement of Assets and Liabilities
December 31, 1996

Assets
Investments, at value (cost $6,942,240) (Note 1) ..................  $7,930,258
Cash ..............................................................     186,935
Receivable for shares sold ........................................       7,250
Dividends and interest receivable .................................       2,358
Deferred organization expense, net (Note 1) .......................      42,270
                                                                     ----------
     Total Assets .................................................   8,169,071
                                                                     ----------

Liabilities
Due to Lexington Management Corporation (Note 2) ..................       6,538
Payable for investment securities purchased .......................      20,374
Payable for shares redeemed .......................................       2,355
Distributions payable .............................................          91
Accrued expenses                                                         28,655
Other liabilities .................................................      49,834
                                                                     ----------
     Total Liabilities ............................................     107,847
                                                                     ----------

Net Assets (equivalent to $11.73 per share
on 687,232 shares outstanding) (Note 4) ...........................  $8,061,224
                                                                     ==========

Net Assets consist of:
Capital stock-authorized 1,000,000,000 shares, $.001
  par value per share .............................................    $    687
Additional paid-in capital ........................................   6,972,282
Accumulated deficit (Note 1) ......................................      (9,044)
Accumulated net realized gain on investments (Note 1) .............     109,281
Unrealized appreciation on investments ............................     988,018
                                                                     ----------
     Total Net Assets .............................................  $8,061,224
                                                                     ==========

   The Notes to Financial Statements are an integral part of this statement.

Lexington SmallCap Value Fund, Inc.
Statement of Operations
January 2, 1996 (commencement of operations) to December 31, 1996

Investment Income
Income
    Dividends                                               $ 31,435
    Interest                                                  17,020
                                                            --------
        Total investment income                                       $  48,455

Expenses
    Investment advisory fee (Note 2) ........................ 68,948
    Printing and mailing expenses ........................... 39,996
    Distribution expenses (Note 3) .......................... 17,237
    Transfer agent and shareholder servicing expense (Note 2) 15,596
    Directors' fees and expenses ............................ 15,504
    Professional fees ....................................... 14,299
    Amortization of deferred organizational costs (Note 1) .. 10,567
    Registration fees .......................................  8,993
    Computer processing fees ................................  5,502
    Accounting expenses (Note 2) ............................  4,696
    Custodian fees ..........................................  1,800
    Other expenses ..........................................  6,352
                                                            --------
        Total expenses ......................................209,490
          Less: expenses recovered under contract with
            investment adviser (Note 2) ..................... 38,617    170,873
                                                            -------- ----------
            Net investment  loss ............................          (122,418)
Realized and Unrealized Gain on Investments (Note 5)
    Net realized gain on investments ........................           241,416
    Net change in unrealized appreciation on investments ....           988,018
                                                                     ----------
           Net realized and unrealized gain .................         1,229,434
                                                                     ----------
Increase in Net Assets Resulting from Operations ............        $1,107,016
                                                                     ==========

Statement of Changes in Net Assets
January 2, 1996 (commencement of operations) to December 31, 1996

Net investment loss ................................................ $ (122,418)
Net realized gain on investments ...................................    241,416
Net change in unrealized appreciation of investments ...............    988,018
                                                                     ----------
    Net increase in net assets resulting from operations ...........  1,107,016
Distributions to shareholders from net realized gains on investments    (18,761)
Increase in net assets from capital share transactions (Note 4) ....  6,972,969
                                                                     ----------
    Net increase in net assets .....................................  8,061,224

Net Assets
Beginning of period ................................................      -
End of period (including accumulated deficit  of $9,044) ........... $8,061,224
                                                                     ==========

   The Notes to Financial Statements are an integral part of these statements.

Lexington SmallCap Value Fund, Inc.
Notes to Financial Statements
December 31, 1996

1.  Significant Accounting Policies

Lexington SmallCap Value Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund commenced operations on January 2, 1996. The Fund's investment objective is to seek long-term capital appreciation. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

    Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked price is used. Securities traded on the over-the-counter market are valued at the mean between the last current bid and asked price. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund's Board of Directors. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

    Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

    Distributions Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. At December 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

    Deferred Organization Expenses Organization expenses aggregating $52,837 have been deferred and are being amortized on a straight line basis over five years.

    Use of Estimates The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1.00% of the Fund's average daily net assets. In connection with providing investment advisory services, LMC has entered into a sub-advisory contract with Capital Technology Inc. ("CTI") under which CTI provides the Fund with investment management services. Pursuant to the terms of the sub-advisory contract between LMC and CTI, LMC pays CTI a monthly sub-advisory fee at the annual rate of 0.50% of the Fund's average daily net assets. The sub-advisory fee will be paid by LMC, not the Fund. LMC agreed to voluntarily limit the total expenses

Lexington SmallCap Value Fund, Inc.
Notes to Financial Statements
December 31, 1996 (continued)

2. Investment Advisory Fee and Other Transactions with Affiliate (continued)

of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including the management fee and operating expenses) to an annual rate of 1.75% of the Fund's average daily net assets through April 30, 1996. Effective May 1, 1996 the total annual expenses of the Fund (excluding interest, taxes, brokerage, and extraordinary expenses but including the management fee and operating expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. Reimbursement for the year ended December 31, 1996 amounted to $38,617 and is set forth in the statement of operations.

    The Fund also reimbursed LMC for certain expenses, including accounting and shareholder servicing costs of $10,096, which were incurred by the Fund, but paid by LMC.

3. Distribution Plan

The Fund has a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Funds Distributor, Inc. ("LFD"), the Fund's distributor, in amounts not exceeding 0.25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1996 were $17,237 and are set forth in the statement of operations.

4. Capital Stock

Transactions in capital stock were as follows:

                                                         January 2, 1996
                                                   (commencement of operations)
                                                       to December 31, 1996
                                                   ----------------------------
                                                        Shares      Amount
                                                        ------    ----------
Shares sold .......................................     806,989   $8,267,408
Shares issued on reinvestment of dividends ........       1,594       18,670
                                                        -------   ----------
                                                        808,583    8,286,078
Shares redeemed ...................................    (121,351)  (1,313,109)
                                                        -------   ----------
  Net increase ....................................     687,232   $6,972,969
                                                        =======   ==========

5. Purchases and Sales of Investment Securities

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1996, excluding short-term securities, were $10,586,945 and $298,250 respectively.

    At December 31, 1996, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $1,249,495 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $261,746.

Lexington SmallCap Value Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:
January 2, 1996 (commencement of operations) to December 31, 1996


Net asset value, beginning of period ................................   $10.00
                                                                        ------
Income (loss) from investment operations:
  Net investment loss ...............................................    (0.18)
  Net realized and unrealized gain on investments ...................     1.94
                                                                        ------
Total income from investment operations .............................     1.76

Less distributions:
  Distributions from net realized gains .............................    (0.03)
                                                                        ------
Net asset value, end of period ......................................   $11.73
                                                                        ======
Total return ........................................................    17.50%
Ratio to average net assets:
  Expenses, before reimbursement or waivers .........................     3.04%
  Expenses, net of reimbursement or waivers .........................     2.48%
  Net investment loss, before reimbursement or waivers ..............    (2.34%)
  Net investment loss ...............................................    (1.78%)
Portfolio turnover rate .............................................    60.92%
Average commissions paid on equity security transactions ............   $ 0.03
Net assets at end of period (000's omitted) .........................   $8,061

Independent Auditors' Report

The Board of Directors and Shareholders
Lexington SmallCap Value Fund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington SmallCap Value Fund, Inc. as of December 31, 1996, and the related statements of operations, changes in net assets, and the financial highlights for the period from January 2, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. As to securities bought but not received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington SmallCap Value Fund, Inc. as of December 31, 1996, and the results of operations, changes in net assets and the financial highlights for the period from January 2, 1996 (commencement of operations) to December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
February 10, 1997

(left column)

Lexington
SmallCap Value Fund, Inc.

Investment Adviser
--------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

Sub-Adviser
Capital Technology, Inc.
McMullen Creek Office Center
P.O. Box 472428
Charlotte, North Carolina 28247


Distributor
--------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663

    ------------------------------------------
     All shareholder requests for services of any kind should be sent to:

     Transfer Agent
    ------------------------------------------
     STATE STREET BANK AND
     TRUST COMPANY
     c/o National Financial Data Services
     1004 Baltimore
     Kansas City, Missouri 64105

     Or call toll free:
     Service and Sales: 1-800-526-0056
     24 Hour Account Information:
     1-800-526-0052
    ------------------------------------------

--------------------------------------------------------------
(800) 526-0052

                           "LEXLINE"
          24 hour toll-free telephone access to your
                    Lexington Fund account
         Price/Yield * Account Balances * Exchanges *
    Last Transactions * Total Return * Duplicate Statements
--------------------------------------------------------------

This report has been prepared for the information of the shareholders of Lexington SmallCap Value Fund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.

(right column)

                      -------------------------------------
                                    LEXINGTON
                      -------------------------------------

                      -------------------------------------
                                    LEXINGTON

                                    SMALLCAP
                                      VALUE
                                   FUND, INC.

                                  (filled box)

                             Seeks long-term capital
                       appreciation through investment in
                           common stocks or companies
                         domiciled in the United States
                          with a market capitalization
                            of less than $1 billion.

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1996

                               The Lexington Group
                                   of No Load
                              Investment Companies
                      -------------------------------------